Exhibit 10.1

THIRD AMENDMENT TO

PURCHASE, SALE AND SERVICING TRANSFER AGREEMENT

    This THIRD AMENDMENT TO PURCHASE, SALE AND SERVICING TRANSFER AGREEMENT, dated as of June 1, 2005 (this "Amendment") is made and entered into as of May 1, 2006, by and among Federated Department Stores, Inc., a Delaware corporation ("FDS"), FDS Bank, a federally-chartered stock savings bank ("FDS Bank"), Federated Corporate Services, Inc., an Ohio corporation (as successor in interest to Prime II Receivables Corporation, a Delaware corporation) ("FCS"), Macy's Department Stores, Inc., an Ohio corporation and a wholly-owned subsidiary of FDS ("Macy's"), Bloomingdale's, Inc., an Ohio corporation and a wholly-owned subsidiary of FDS ("Bloomingdale's" and collectively with FDS, FDS Bank, FCS and Macy's, the "FDS Parties"), and Citibank, N.A., a national banking association (the "Purchaser").

    WHEREAS, the FDS Parties and Purchaser are parties to that certain Purchase, Sale and Servicing Transfer Agreement dated as of June 1, 2005, as amended by the letter agreement (the "First Amendment") dated August 22, 2005 (the "Purchase Agreement"), and as further amended by the Second Amendment to Purchase, Sale and Servicing Transfer Agreement (the "Second Amendment") dated October 24, 2005;

    WHEREAS, the parties hereto desire to amend the Purchase Agreement in accordance with Section 13.4 of the Purchase Agreement.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        1. Defined Terms. Capitalized terms used without definition in this Amendment have the meanings assigned to them in the Purchase Agreement.

        2. Amendment of Section 1.1.

            (a) The following definition is hereby added to Section 1.1 of the Purchase Agreement immediately before the defined term "Constituent Documents":

"Commercial Accounts" means any Credit Card Account that was not issued to a natural person primarily for personal, family or household purposes.

             (b) The definition of "GE/Macy's Account" in Section 1.1 of the Purchase Agreement is hereby amended by replacing such definition in its entirety with the following definition:

"GE/Macy's Account" means a Credit Card Account owned by GE Bank or one of its Affiliates as of the Second Cut-Off Time and governed by the GE/Macy's Program Agreement that exists as of the Second Cut-Off Time, other than (i) a May Account, (ii) any Employee Account, and (iii) any Credit Card Account that, as of the Second Cut-Off Time, has been (or should have been) charged off in accordance with the standard policies and procedures of GE Bank as in effect as of the date of this Agreement and (iv) any Commercial Account owned by GE Bank or one of its Affiliates.

        3. Amendment to Article VI. The following covenant is hereby added immediately after Section 6.18 of the Purchase Agreement:

"SECTION 6.19. Commercial Accounts. The parties shall work together in good faith to arrive at mutually agreeable arrangements designed to ensure that (i) Commercial Accounts are not intentionally included in the Accounts sold to Purchaser at any future closing pursuant to this Agreement and (ii) any Commercial Accounts that are or have been sold to Purchaser pursuant to this Agreement can be identified and repurchased (on mutually agreeable terms and conditions) by FDS Bank or an affiliate thereof designated by FDS Bank. For the avoidance of doubt, the parties acknowledge and agree that the implementation of such arrangements shall not be a condition of any closing hereunder but that no such closing shall in any way diminish the parties' obligations to work together pursuant to this Section."

        4. Capacity; Authorization; Validity.

            (a) FDS hereby represents and warrants to Purchaser as of the date hereof as follows:

                (i) Each of the FDS Parties has all necessary corporate or similar power and authority to (A) execute and enter into this Amendment and (B) perform the obligations required of such FDS Parties hereunder and the other documents, instruments and agreements to be executed and delivered by such FDS Parties pursuant hereto.

                (ii) The execution and delivery by the FDS Parties of this Amendment and all documents, instruments and agreements executed and delivered by the FDS Parties pursuant hereto, and the consummation by the FDS Parties of the transactions specified herein, have been duly and validly authorized and approved by all necessary corporate or similar actions of the FDS Parties.

                (iii) This Amendment (A) has been duly executed and delivered by the FDS Parties, (B) constitutes the valid and legally binding obligation of the FDS Parties, and (C) is enforceable against the FDS Parties in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership or other laws affecting the rights of creditors generally and by general equity principles including those respecting the availability of specific performance).

            (b) Purchaser hereby represents and warrants to the FDS Parties as of the date hereof:

                (i) Purchaser has all necessary corporate or similar power and authority to (A) execute and enter into this Amendment and (B) perform the obligations required of it hereunder and the other documents, instruments and agreements to be executed and delivered by Purchaser pursuant hereto.

                (ii) The execution and delivery by Purchaser of this Amendment and all documents, instruments and agreements executed and delivered by Purchaser pursuant hereto, and the consummation by Purchaser of the transactions specified herein, has been duly and validly authorized and approved by all necessary corporate or similar actions of Purchaser.

                (iii) This Amendment (A) has been duly executed and delivered by Purchaser, (B) constitutes the valid and legally binding obligation of Purchaser and (C) is enforceable against Purchaser in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership or other laws affecting the rights of creditors generally and by general equity principles including those respecting the availability of specific performance).

        5. Effect of Amendment. This Amendment is hereby incorporated into and made a part of the Purchase Agreement. Except as amended by this Amendment, all terms and provisions of the Purchase Agreement shall continue and remain in full force and effect and binding upon the parties thereto.

        6. Binding Effect. This Amendment shall be binding in all respects and inure to the benefit of the successors and permitted assigns of the parties hereto.

        7. Governing Law. This Amendment and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made to be performed within such State and applicable federal law.

        8. Counterparts/Facsimiles. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument, but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. Any facsimile of an executed counterpart shall be deemed an original.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed as of the date first above written.

CITIBANK, N.A.

By: /s/ Steven J. Freiberg
Name: Steven J. Freiberg
Title: Executive Vice President

FEDERATED DEPARTMENT STORES, INC.

By: /s/ Bradley R. Mays
Name: Bradley R. Mays
Title: Vice President

FDS BANK

By: /s/ Teresa Huxel
Name: Teresa Huxel
Title: President

FEDERATED CORPORATE SERVICES, INC.

By: /s/ Bradley R. Mays
Name: Bradley R. Mays
Title: Vice President

MACY'S DEPARTMENT STORES, INC.

By: /s/ Bradley R. Mays
Name: Bradley R. Mays
Title: Vice President

BLOOMINGDALES, INC.

By: /s/ Bradley R. Mays
Name: Bradley R. Mays
Title: Vice President